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                                                                    EXHIBIT 10.4

Toshiro Sagae
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From:
Sent:                          Tuesday, October 13, 1998 4:56 PM
To:                            Toshiro Sagae
Subject:                       Quarter 1, 1999 slab business

Dear Toshiro,

This confirms our telephone agreement of October 9, 1998.

We sold to you and you purchased from us

Product:        Prime Concast Steel Slabs
Quantity:       70,000 metric tons, +/- 5%
Price:          US$163.00 per metric ton, base grades, CFR FO Long Beach, Ca.
Shipment        35,000 tons January 1999 from Port Kembla Australia
                35,000 tons February 1999 from Port Kembla Australia
Payment Terms:  Net cash 30 days from ocean B/L date

All other Terms and Conditions are as per previous orders and Supply Agreement/Technical Protocol.

Again, thank you very much for placing this business with us.


Best Regards,
Manny Schultz


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Toshiro Sagae
================================================================================

From:
Sent:           Thursday, October 15, 1998 3:00 PM
To:             Vicente Wright
Cc:             Laurenson, Jon JG; Schulz, Dieter D; Nancy Wilson; Toshiro Sagae
Subject:        Slab Sales Contract April through December 1999 shipment

Importance:     High

Dear Vicente,

This confirms our mutual agreement of October 14, 1998.

We sold to you and you purchased from us

Product:        Prime Concast Slabs
Quantity:       280,000 metric tons, +/- 5%,
                Plus 35,000 metric tons, at your option for quarter 4,
                1999 shipment
                Option validity is July 30, 1999.
Price:          US$165.00 per metric ton, base grades, CFR FO Los Angeles/Long
                Beach, Ca.
Shipments:      35,000 metric tons each month, April through November 1999, with option for December 1999
Payment Terms:  Net cash 30 days from ocean bill of lading date

All other Terms and Conditions are as per previous orders and Supply Agreement/Technical Protocol.

We appreciate your business and as always will give it our fullest attention.


Best Regards,
Manny Schultz


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